SATISFACTION AGREEMENT

This Satisfaction Agreement dated as of October , 2007 ("Agreement") by and among TriMedia Entertainment Group, Inc., a Delaware corporation (the "Company") by and among " the persons or entities executing this agreement as a "Lender", as set forth on the signature page hereof (each a "Lender" and collectively, "Lenders").

         .

                                  INTRODUCTION



          WHEREAS, The Company the Company is indebted to Lenders in the Principal amount of $5,050,000 (the Satisfied Debt") as set forth in SCHEDULE
2.4 SATISFIED DEBT, ISSUANCE OF COMPANY SECURITIES to the Restructuring Agreement referred to hereinafter;

           WHEREAS, pursuant to a Restructuring Agreement dated as of October 1, 2007among the Parties hereto, and Rufftown Entertainment, Inc. ("New Entity"), the Company has transferred substantially all its assets to New Entity ;

            WHEREAS, the Restructuring Agreement provides for Lenders to cancel and forgive the Satisfied Debt and acknowledge such Satisfaction to the Company;

             WHEREAS, the Company and New Entity have performed all their obligations in connection with the satisfaction of the Satisfied Debt, Lenders are hereby obligated to deliver this Satisfaction to the Company;
         .
         NOW THEREFORE, with the foregoing premises hereby incorporated by this reference, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, agreeing to be legally bound hereby, mutually agree as follows:

                                    AGREEMENT

         1. Each of the Lenders hereby acknowledges that the Satisfied Debt due and owing to each such Lender is hereby satisfied and deemed paid in full and the Company has no further obligation with respect to such Satisfied Debt.

           2. Each of the Lenders hereby delivers all notes or other documents evidencing the Satisfied Debt marked paid.

          3. Each of the Lenders hereby shall indemnify and hold harmless the Company from any claim made by a third party for payment of Satisfied Debt of such Lender.

          4. Nothing in this Agreement shall in any way limit or modify the obligations or liabilities of any party to the Restructuring Agreement as set forth in the Restructuring Agreement.

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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written'




                                            1025 INVESTMENTS, INC.


                                            By:  ____________________________
                                                 Name:
                                                 Title:

                                            IL RESOURCES, INC.


                                            By:______________________________
                                               Name:
                                               Title:

                                            ---------------------------------
                                            Christopher Schwartz

                                            SPH INVESTMENTS


                                            By:________________________________
                                            Name:
                                            Title:




                                            CAPITAL GROWTH INVESTMENTS


                                            By:________________________________
                                            Name:
                                            Title:


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